UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Regional Management Corp. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 19, 2022. At the Annual Meeting, the stockholders of the Company voted on the following proposals, which are described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2022 (the “Proxy Statement”). The results of the voting are presented below.

Election of Directors

The Company’s stockholders elected the nine nominees named in the Proxy Statement to serve as members of the Company’s Board of Directors until the next annual meeting of stockholders or until their successors are elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Philip V. Bancroft	7,543,492	266,145	775,688
Robert W. Beck	7,536,885	272,752	775,688
Jonathan D. Brown	7,548,964	260,673	775,688
Roel C. Campos	7,391,744	417,893	775,688
Maria Contreras-Sweet	7,336,755	472,882	775,688
Michael R. Dunn	7,525,189	284,448	775,688
Steven J. Freiberg	7,264,184	545,453	775,688
Sandra K. Johnson	7,434,410	375,227	775,688
Carlos Palomares	7,499,274	310,363	775,688

Ratification of Independent Auditor

The Company’s stockholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, based on the following final voting results:

For	Against	Abstain
8,561,217	21,963	2,145

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
7,367,876	438,056	3,705	775,688

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: May 23, 2022	By:	/s/ Harpreet Rana
Harpreet Rana Executive Vice President and Chief Financial Officer

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